Exhibit 21.1

List of Direct and Indirect Subsidiaries of Nelnet, Inc. as of December 31, 2024

	Name	Organized in	Relationship to Nelnet Inc.	Percentage Ownership
1	1867 - AGATE20, LLC	Nebraska	Indirect	100.00
2	1867 - CC23, LLC	Nebraska	Indirect	100.00
3	1867 - Excelsior, LLC	Nebraska	Indirect	100.00
4	1867 - GRNE23, LLC	Nebraska	Indirect	100.00
5	1867 - GS20, LLC	Nebraska	Indirect	100.00
6	1867 - NelStar24, LLC	Delaware	Indirect	100.00
7	1867 - NUG21, LLC	Nebraska	Indirect	100.00
8	1867 - NY1, LLC	Nebraska	Indirect	100.00
9	1867 - REV24, LLC	Delaware	Indirect	100.00
10	1867 - RP20, LLC	Nebraska	Indirect	100.00
11	1867 - RP23, LLC	Nebraska	Indirect	100.00
12	1867 - SOL21, LLC	Nebraska	Indirect	100.00
13	1867 - SOL22 LLC	Nebraska	Indirect	100.00
14	1867 - SR, LLC	Nebraska	Indirect	100.00
15	1867 Capital-1, LLC	Nebraska	Direct	100.00
16	1867-ActNet25, LLC	Nebraska	Indirect	100.00
17	1867-C2, LLC	Nebraska	Indirect	100.00
18	1867-C2-NY, LLC	Nebraska	Indirect	100.00
19	1867-KingNet24, LLC	Nebraska	Indirect	100.00
20	1867-NelShare23, LLC	Delaware	Indirect	100.00
21	1867-NetBlack I, LLC	Nebraska	Indirect	100.00
22	1867-SeaNet23, LLC	Delaware	Indirect	100.00
23	1867-SeaNet24, LLC	Nebraska	Indirect	100.00
24	1867-SRiver24, LLC	Delaware	Indirect	100.00
25	2024-3AL Loan Transferor, LLC	Delaware	Indirect	100.00
26	ACM F Acquisition, LLC	Nebraska	Indirect	100.00
27	Braxton School of Puerto Rico, Inc.	Pennsylvania	Indirect	100.00
28	CampusGuard, LLC	Nebraska	Indirect	100.00
29	CampusGuard Pty Ltd	Australia	Indirect	100.00
30	Community Development Opportunity Fund I, LLC	Nebraska	Direct	100.00
31	Community Development Opportunity Fund III, LLC	Nebraska	Indirect	100.00
32	Community Development Opportunity Fund IV, LLC	Nebraska	Indirect	100.00
33	Community Development Opportunity Fund V, LLC	Nebraska	Direct	100.00
34	Community Development Opportunity Fund VI, LLC	Nebraska	Indirect	100.00
35	Community Development Opportunity Fund VII, LLC	Nebraska	Indirect	100.00
36	Community Development Opportunity Fund VIII, LLC	Nebraska	Indirect	100.00
37	Defenders CS, LLC	Illinois	Indirect	100.00
38	Education Funding Capital I, LLC	Delaware	Indirect	100.00
39	EF Investment, LLC	Nebraska	Indirect	100.00
40	EFS Finance Co., LLC	Nebraska	Indirect	100.00
41	ENRG Farms Building 01, LLC	Nebraska	Indirect	100.00
42	ENRG Farms Building 02, LLC	Nebraska	Indirect	100.00

43	ENRG Farms Building 03, LLC	Nebraska	Indirect	100.00
44	ENRG-Nelnet, LLC	Nebraska	Indirect	100.00
45	FACTS Education Corporation	Nebraska	Indirect	100.00
46	FACTS Education Solutions, LLC	Arizona	Indirect	100.00
47	FACTS Management AUS Pty Ltd	Australia	Indirect	100.00
48	First National Life Insurance Company of the USA, Inc.	Nebraska	Indirect	100.00
49	FM Systems, LLC	Delaware	Indirect	100.00
50	Great Lakes Educational Loan Services, Inc.	Wisconsin	Indirect	100.00
51	GRNE Solarfield 05, LLC	Illinois	Indirect	100.00
52	GRNE Solarfield 06, LLC	Illinois	Indirect	100.00
53	GRNE Solarfield 07, LLC	Illinois	Indirect	100.00
54	GRNE Solarfield 08, LLC	Illinois	Indirect	100.00
55	GRNE Solarfield 09, LLC	Illinois	Indirect	100.00
56	GRNE Solarfield 10, LLC	Illinois	Indirect	100.00
57	GRNE Solarfield 11, LLC	Illinois	Indirect	100.00
58	GRNE Solarfield 12, LLC	Illinois	Indirect	100.00
59	GRNE Solarfield 13, LLC	Illinois	Indirect	100.00
60	GRNE Solarfield 14, LLC	Illinois	Indirect	100.00
61	GRNE Solarfield 16, LLC	Illinois	Indirect	100.00
62	GRNE Solarfield 17, LLC	Illinois	Indirect	100.00
63	GRNE-Nelnet Holdco 2023, LLC	Nebraska	Indirect	100.00
64	GRNE-Nelnet, LLC	Nebraska	Indirect	100.00
65	GSD, LLC	Nebraska	Indirect	100.00
66	HigherSchool Publishing Company	Illinois	Indirect	100.00
67	Municipal Tax Investment, LLC	Nebraska	Direct	100.00
68	Municipal Tax Property, LLC	Nebraska	Indirect	100.00
69	National Education Loan Network, Inc.	Nebraska	Direct	100.00
70	Nelnet Academic Services, LLC	Nebraska	Direct	100.00
71	Nelnet Accident Captive Insurance, LLC	Utah	Indirect	100.00
72	Nelnet Bank, Inc	Utah	Direct	100.00
73	Nelnet Business Solutions - Canada, Inc.	Ontario	Indirect	100.00
74	Nelnet Business Solutions, Inc.	Nebraska	Indirect	100.00
75	Nelnet Captive Insurance Company, LLC	Utah	Indirect	100.00
76	Nelnet Core Assurance LLC	Utah	Indirect	100.00
77	Nelnet Devco, LLC	Nebraska	Indirect	100.00
78	Nelnet Diversified Solutions, LLC	Nebraska	Direct	100.00
79	Nelnet Education Loan Funding, Inc.	Nebraska	Indirect	100.00
80	Nelnet FFELP Student Loan Warehouse-I, LLC	Delaware	Indirect	100.00
81	Nelnet FFELP Student Loan Warehouse-III, LLC	Delaware	Indirect	100.00
82	Nelnet Finance Corp.	Nebraska	Indirect	100.00
83	Nelnet Fund Management, LLC	Nebraska	Direct	100.00
84	Nelnet Government Services, LLC	Nebraska	Indirect	100.00
85	Nelnet Harmony Captive Insurance, LLC	Utah	Indirect	100.00
86	Nelnet Insurance Services, LLC	Nebraska	Indirect	100.00
87	Nelnet International Pty Ltd	Australia	Indirect	100.00
88	Nelnet Loan Acquisition Corporation	Nebraska	Indirect	100.00
89	Nelnet Management Corporation -1	Nevada	Indirect	100.00

90	Nelnet Payment Services, LLC	Nebraska	Indirect	100.00
91	Nelnet Philippines, Inc.	Philippines	Indirect	100.00
92	Nelnet Private Education Loan Funding, LLC	Delaware	Indirect	100.00
93	Nelnet Private Student Loan Financing Corporation	Nebraska	Indirect	100.00
94	Nelnet Private Student Loan Warehouse-2, LLC	Delaware	Indirect	100.00
95	Nelnet Private Student Loan Warehouse-I, LLC	Delaware	Indirect	100.00
96	Nelnet Real Estate Ventures, LLC	Nebraska	Indirect	100.00
97	Nelnet Servicing, LLC	Nebraska	Indirect	100.00
98	Nelnet Solar Holdings, LLC	Nebraska	Indirect	100.00
99	Nelnet Solar, LLC	Nebraska	Direct	100.00
100	Nelnet Student Loan Depositor, LLC	Nebraska	Indirect	100.00
101	Nelnet Student Loan Funding II Management Corporation	Nebraska	Indirect	100.00
102	Nelnet Student Loan Funding II, LLC	Delaware	Indirect	100.00
103	Nelnet Student Loan Funding III, LLC	Delaware	Indirect	100.00
104	Nelnet Student Loan Funding Management Corporation	Nevada	Indirect	100.00
105	Nelnet Student Loan Funding, LLC	Delaware	Indirect	100.00
106	Nelnet Sustainable Ventures, LLC	Nebraska	Indirect	100.00
107	Nelnet Tenant Insurance Company, LLC	Utah	Indirect	100.00
108	Nelnet UK Captive Insurance Company, LLC	Utah	Indirect	100.00
109	Nelnet UNL Alliance, LLC	Nebraska	Direct	100.00
110	NHELP – II, LLC	Delaware	Indirect	100.00
111	NHELP – III, LLC	Delaware	Indirect	100.00
112	NNI-SP Holdings I, LLC	Delaware	Indirect	100.00
113	NNI-SQ Holdings I, LLC	Nebraska	Indirect	100.00
114	NRE, LLC	Nebraska	Direct	100.00
115	Residential Solar Holdings, LLC	Nebraska	Indirect	100.00
116	SF MPU WI, LLC	Wisconsin	Indirect	100.00
117	Wachovia Education Loan Funding, LLC	Delaware	Indirect	100.00
118	Whitetail Rock Capital Management, LLC	Nebraska	Indirect	90.00
119	Whitetail Rock Fund Management, LLC	Nebraska	Indirect	90.00
120	Excellence 23, LLC	Nebraska	Indirect	88.00
121	1867-NelShare24, LLC	Delaware	Indirect	79.00
122	Community Development Opportunity Fund II, LLC	Nebraska	Indirect	78.11
123	2024-3AL MOA, LLC	Delaware	Indirect	75.64
124	1867 - NelKSI, LLC	Nebraska	Indirect	65.00
125	1867 - SRiver23, LLC	Delaware	Indirect	62.00
126	1867 - NelRock24, LLC	Delaware	Indirect	47.00
127	1867 - Kear21, LLC	Nebraska	Indirect	46.00
128	1867 - REV22, LLC	Nebraska	Indirect	37.00
129	1867-GS24CO, LLC	Nebraska	Indirect	31.00
130	1867 - NELKSI21, LLC	Nebraska	Indirect	27.00
131	1867 - CC22, LLC	Nebraska	Indirect	21.00
132	1867 - GS21, LLC	Nebraska	Indirect	19.00
133	1867 - NelSun21, LLC	Nebraska	Indirect	19.00
134	1867 - GS23CO, LLC	Nebraska	Indirect	14.00
135	1867 - SSI21, LLC	Nebraska	Indirect	12.62
136	1867 - GS20A, LLC	Nebraska	Indirect	11.00

137	1867 - CC24, LLC	Nebraska	Indirect	10.00
138	1867 - GS22CA, LLC	Delaware	Indirect	10.00
139	1867 - Nexcel22, LLC	Delaware	Indirect	10.00
140	1867 - REV23, LLC	Nebraska	Indirect	10.00
141	1867 - RP21, LLC	Nebraska	Indirect	10.00
142	1867 - SOL21A, LLC	Nebraska	Indirect	10.00
143	1867 - SOL23 LLC	Nebraska	Indirect	10.00
144	1867 - SSI22, LLC	Nebraska	Indirect	10.00
145	1867 - SSI22A, LLC	Delaware	Indirect	10.00
146	1867 - SSI23, LLC	Delaware	Indirect	10.00
147	1867-RP Fund 8, LLC	Delaware	Indirect	10.00
148	Filecoin NNI Renewable Energy Fund, LLC	Delaware	Indirect	10.00
149	IBKR NNI Renewable Energy Fund, LLC	Delaware	Indirect	10.00
150	Ripple Nelnet Renewable Energy Fund, LLC	Delaware	Indirect	10.00
151	1867-NelShare24A, LLC	Delaware	Indirect	7.00
152	GRNE Solarfield 04, LLC	Illinois	Indirect	4.00
153	Carbonvert NNI Renewable Energy Fund, LLC	Nebraska	Indirect	3.00

Note: This list does not include Nelnet Student Loan Trusts utilized in asset backed security financings.